UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2006

Sheffield Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

01-12584	13-3808303
(Commission File Number)	(IRS Employer Identification Number)

3985 Research Park Drive
Ann Arbor, MI 48108
(Address of Principal Executive Offices)

(734) 332-7800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 7, 2006, the Registrant issued the attached press release announcing that Coprexa™ pivotal clinical trial results were presented at NIH-Sponsored Wilson’s Disease Association Conference.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit 99.1    Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEFFIELD PHARMACEUTICALS, INC.

Dated: November 7, 2006	By:	/s/ Steve H. Kanzer
Steve H. Kanzer
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.    Exhibit          Page

99.1        Press Release                                 4